                                                                   EXHIBIT 10.12

                                   SCHEDULE A
                                       TO
                                  EXHIBIT 10.11

      Rurban Financial Corp. (the "Registrant") has entered into Supplemental Executive Retirement Agreements with the executive officers of the Registrant identified below, which Supplemental Executive Retirement Agreements are substantially identical to the Supplemental Executive Retirement Agreement, executed March 13, 2006 and effective as of March 1, 2006, by and between the Registrant and Kenneth A. Joyce, President and Chief Executive Officer of the Registrant, a copy of which was filed as Exhibit 10.11 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (the "2005 Form 10-K").

      In accordance with Rule 12b-31 promulgated under the Securities Exchange Act of 1934 and Item 601(b)(10)(iii) of Regulation S-K, the following table identifies those executive officers of the Registrant with whom the Registrant has entered into Supplemental Executive Retirement Agreements similar to that included as Exhibit 10.11 to the 2005 Form 10-K:

                                                                    EFFECTIVE DATE     EXECUTION DATE
     NAME             CURRENT OFFICES HELD WITH REGISTRANT           OF AGREEMENT       OF AGREEMENT
Duane L. Sinn         Executive Vice President and Chief            March 1, 2006      March 9, 2006
                      Financial Officer of Rurban Financial
                      Corp.; Treasurer and Director of Rurban
                      Operations Corp.

Henry R. Thiemann     President, Chief Executive Officer and        March 1, 2006      March 9, 2006
                      Director of Exchange Bank; President,
                      Chief Executive Officer and Director of
                      RFCBC, Inc.; President and Director of
                      Rurban Mortgage Company

Jeffrey D. Sewell     President, Chief Executive Officer and        March 1, 2006      March 10, 2006
                      Director of Rurban Operations Corp.;
                      Director of Rurbanc Data Services, Inc.;
                      Director of Reliance Financial Services,
                      N.A.

Mark K. Klein         President, Chief Executive Officer and        March 1, 2006      March 9, 2006
                      Director of The State Bank and Trust
                      Company and Director of Rurban
                      Operations Corp.